United States Securities and Exchange Commission
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14( C ) of the Securities Exchange Act
                                    of 1934

        NOTICE OF EXTRAORDINARY GENERAL MEETING OF MAJORITY SHAREHOLDERS

  FILED BY THE REGISTRANT [X]     FILED BY A PARTY OTHER THAN THE REGISTRANT[ ]

CHECK THE APPROPRIATE BOX:

[ ] PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
[X]  PRELIMINARY INFORMATION STATEMENT
[ ] DEFINITIVE INFORMATION STATEMENT
[ ] DEFINITIVE ADDITIONAL MATERIALS
[ ] SOLICITING MATERIAL UNDER RULE 14A-12

                          GRAVITAS INTERNATIONAL, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] NO FEE REQUIRED.
[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
     (5) This Information Statement is expected to be delivered to the Corporation's shareholders on or about June 15, 2005

                          GRAVITAS INTERNATIONAL, INC.

   NOTICE OF PROPOSED ACTION BY WRITTEN CONSENT OF A MAJORITY OF THE OUTSTANDING
           COMMON STOCK HOLDERS TO BE TAKEN ON OR ABOUT July 15, 2005

The Corporation wishes to inform shareholders of the following proposed action:

Amend the Company's authorized share capital
--------------------------------------------

To increase the authorized shares of common stock to 150,000,000 and to increase the authorized shares of preferred stock to 50,000,000.

Article IV of the Company's Articles of Incorporation will be amended to read as follows:
The capital stock of this corporation shall consist of 150,000,000 shares of common stock having a par value of $0.001 per share and 50,000,000 shares of preferred stock with a par value of $0.001 per share.

The preferred stock may be issued from time to time with such designations, preferences, conversion rights, cumulative, relative, participating, voting, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions for the issuance of such preferred stock as adopted by the Board of Directors.

The increase in the Company's authorized share capital will be effective on or after July 15, 2005.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                         By Order of the Board of Directors,

Las Vegas, Nevada        /s/Robin Leckey
April 22, 2005           President

The Board of directors and persons owning the majority of the outstanding voting common stock of the Company intend to unanimously adopt and approve the increase in authorized share capital. No other votes are required or necessary.



ITEM  1.     DATE, TIME AND PLACE OF INFORMATION



     In this Information Statement:

     o    "We," "us," "our" and the "Corporation" refer to WTAA International,
          Inc.,
     o    "Board of Directors" or "Board" means The Corporation's Board of
          Directors,
     o    "SEC" means the Securities and Exchange Commission; and,
     o "Voting Securities" means outstanding shares of The Corporation's common stock.

     The Board set April 20th, 2005 as the record date for the Information Statement. There were 42,709,220 shares of the Corporation's common stock outstanding as at April 20, 2005. The proposed effective date for the amendment to the articles effecting the authorized share capital is estimated at


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
May 25, 2005, or such later date as will be required to meet the requirements of the SEC and the State.

     We have summarized below important information with respect to an Information Statement in lieu of a shareholder meeting.


WE  ARE  NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ITEM  2.     REVOCABILITY OF PROXIES

N/A

ITEM  3.     DISSENTERS RIGHT OF APPRAISAL

The Nevada Revised Statutes do not provide for dissenters' rights of appraisal in connection with the amendment of articles of incorporation and bylaws.

ITEM  4.     PERSONS MAKING THE SOLICITATION

N/A

ITEM  5.     INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

N/A

ITEM  6.     VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors has fixed the close of business on April 20, 2005 as the record date for the determination of the common stockholders entitled to notice of the majority stockholder action.

On the record date, Gravitas had 42,709,220 shares of common stock, $0.001 par value, issued and outstanding. The holders of 22,450,679 shares of voting common stock, or 52.56% of the Company's outstanding shares on the record date, intend to vote in favor of the increase in authorized share capital.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 20, 2005, certain information known to the Company regarding beneficial ownership of the Company's common stock for:
(i) each executive officer or director of the Company who beneficially owns shares; (ii) each stockholder known to the Company to beneficially own five per cent or more of the outstanding shares of its common stock; and (iii) all executive officers and directors as a group. The Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

NAME OF STOCKHOLDER                   SHARES      PERCENTAGE
                                   BENEFICIALLY       OF
                                      OWNED      CLASS OWNED
William R. McKay                      6,301,798        14.76%


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
Jupiter Capital Ventures Inc.
Beneficially owned 100% by
William R. McKay                     12,072,689        28.27%

Pioneer Investments
Beneficially owned by
Dr. Karim Sjukri                      3,730,880         8.74%

Robin Leckey
President and a Director                      0         0.00%

Larry Shaben
Chairman and Director                   192,690         0.45%

Jamie Weinstien
Director                                256,667         0.60%

All Executive Officers and
Directors as a Group (3  persons)       449,357         1.05%

     (1) Under Rule 13(d) of the Exchange Act, shares not outstanding but subject to options, warrants, rights or conversion privileges pursuant to which such shares may be acquired in the next 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by persons have such rights, but are not deemed outstanding for the purpose of computing the percentage for any other person.
     (2) As of April 20, 2005, there were 42,709,220 common shares outstanding. Unless otherwise noted, the security ownership disclosed is of record and beneficial.

There are no arrangements that may result in change in control of the Corporation.

ITEM  7.     DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

N/A

ITEM  8.     EXECUTIVE COMPENSATION.

N/A

ITEM  9.     INDEPENDENT PUBLIC ACCOUNTANTS

N/A

ITEM 10.     COMPENSATION PLANS

N/A

ITEM 11.     AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

N/A


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
ITEM 12.     MODIFICATION OR EXCHANGE OF SECURITIES

N/A

ITEM 13.     FINANCIAL AND OTHER INFORMATION

N/A

ITEM 14.     MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

N/A

ITEM 15.     ACQUISITION OR DISPOSITION OF PROPERTY

N/A

ITEM 16.     RESTATEMENT OF ACCOUNTS

N/A

ITEM 17.     ACTION WITH RESPECT TO REPORTS.

N/A

ITEM 18.     MATTERS NOT REQUIRED TO BE SUBMITTED

N/A

ITEM 19.     AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

The Corporation has determined that an increase in its authorized share capital is necessary in order to better facilitate the new direction of its business.

The Company is in a reorganization process. The principal business activity of the Company was conducted in its wholly owned subsidiary, Gravitas Digital Communications Inc. (GDC). GDC became unable to continue its operations due to a lack of funds. The Company is reviewing several new business opportunities but has yet to enter into any proposal or arrangement to commence a new venture. The Company is planning on satisfying its creditors with a stock for debt settlement upon the increase in its authorized share capital. It is intended to issue 66,083,600 shares of common stock in settlement of $660,836 in corporate debt.

The Corporation proposes to amend the Charter and the Bylaws of the Corporation to reflect this increase in authorized share capital. No other plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares, exist at this time.

The Company has no anti-takeover provisions in place. The Articles and Bylaws and other governing documents of the Company do not have any material anti-takeover consequences. The Company has no plans or proposals to adopt any provisions or enter into any arrangements that may have material anti-takeover consequences.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles of incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

ITEM 20.     OTHER PROPOSED ACTION

N/A

ITEM 21.     VOTING PROCEDURES

N/A

ITEM 22.     INFORMATION REQUIRED IN INVESTMENT CORPORATION PROXY STATEMENT

N/A

                                  OTHER MATTERS
Other Business

     The Board of Directors knows of no other matters that will be presented for consideration at the Extraordinary General Meeting or Information Statement in lieu thereof. If any other matters are properly brought before the Corporation, it is the intention of the persons named in the accompanying information statement to consider such matters in accordance with their best judgment.

Annual Report to Stockholders OR Annual Report on Form 10-K

The Company is delinquent in filing its annual reports on Form 10-K for the years ended December 31, 2003 and 2004.

                         By Order of the Board of Directors



                         Larry Shaben
May 25, 2005             Chairman


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